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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510


                       SUPPLEMENT TO THE PROSPECTUS OF
           MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES -
                                CLASS Y SHARES
                            DATED NOVEMBER 3, 2000

   In the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES," pertaining to the European Growth Portfolio of the Fund, the following sentence is hereby added to the second bullet point following the fourth paragraph in the section (ie., the bullet point referring to forward foreign currency contracts):

    The Portfolio may also use forward currency contracts to modify the Portfolio's exposure to various currency markets.

February 21, 2001